Page 80

               UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION


The accompanying unaudited pro forma balance sheet as of February 28, 1997, gives effect to the sale by National Service Industries, Inc. (NSI) of certain assets of National Linen Service (NLS) to G&K Services, Inc. (G&K) and the assumption of certain liabilities of NLS by G&K as if the transaction had occurred on that date. The accompanying unaudited pro forma statements of operations for the year ended August 31, 1996 and the six months ended February 28, 1997 have been prepared to reflect adjustments to the company's historical results of operations to give effect to the sale of the NLS branches as if the transaction had occurred at the beginning of the respective periods. The pro forma adjustments are based upon available information and certain assumptions that management believes is reasonable. Final purchase price adjustments may differ from the pro forma adjustments herein.

The accompanying pro forma statements are not necessarily indicative of the results of operations which would have been attained had the divestiture been consummated on the dates indicated or which may be attained in the future. These pro forma statements should be read in conjunction with the historical financial statements of the company and related notes thereto.

                                                                         Page 81
                        Unaudited Pro Forma Balance Sheet
                             As of February 28, 1997

                                                                   NSI      NLS Branches    Pro Forma           Pro Forma
(In thousands, except share data)                           Consolidated(A)   Divested(B)   Adjustments Notes  As Adjusted

Assets
Current Assets:
  Cash and cash equivalents .................................   $   30,648   $ 287,500    $                    $   318,148
  Short-term investments    .................................          551                                             551
   Receivables, less reserves for doubtful accounts .........      239,789     (17,704)                            222,085
   Inventories, at the lower of cost (on a first-in,
    first-out basis) or market ..............................      164,903      (2,579)                            162,324
   Linens in service, net of amortization ...................       96,390     (35,525)                             60,865
  Deferred income taxes .....................................       10,030     (44,448)       3,756        (1)     (30,662)
  Prepayments ...............................................       11,318      (1,106)                             10,212
     Total Current Assets ...................................      553,629     186,138        3,756                743,523
 Property, Plant, and Equipment, at cost:
  Land ......................................................       27,591      (6,116)                             21,475
  Buildings and leasehold improvements ......................      184,425     (43,326)                            141,099
  Machinery and equipment ...................................      523,391     (83,123)                            440,268
      Total Property, Plant, and Equipment ..................      735,407    (132,565)        --                  602,842
  Less - Accumulated depreciation and amortization ..........      391,020     (45,691)                            345,329
     Property, Plant, and Equipment - net ...................      344,387     (86,874)        --                  257,513
Other Assets:
  Goodwill and other intangibles ............................       85,538     (34,241)      (9,632)       (1)      41,665
  Other .....................................................       35,733                                          35,733
     Total Other Assets .....................................      121,271     (34,241)      (9,632)                77,398
           Total Assets .....................................   $1,019,287   $  65,023    $  (5,876)           $ 1,078,434
Liabilities and Stockholders' Equity
Current Liabilities:
  Current maturities of long-term debt ......................   $    5,566   $            $                    $     5,566
  Notes payable .............................................        5,657                                           5,657
  Accounts payable ..........................................       85,522                                          85,522
   Accrued salaries, commissions, and bonuses ...............       29,944      (2,320)                             27,624
  Current portion of self insurance reserves ................       18,118                                          18,118
  Other accrued liabilities .................................       40,054      (2,178)                             37,876
     Total Current Liabilities ..............................      184,861      (4,498)        --                  180,363
 Long-Term Debt, less current maturities ....................       26,262                                          26,262
Deferred Income Taxes .......................................       56,630                                          56,630
 Self Insurance Reserves, less current portion ..............       60,228                                          60,228
Other Long-Term Liabilities .................................       28,437                                          28,437
Commitments and Contingencies
Stockholders' Equity:
   Series A participating preferred stock, $.05 stated value,
    500,000 shares authorized, none issued ..................                                                          --
   Preferred stock, no par value, 500,000 shares authorized,
    none issued .............................................                                                          --
   Common stock, $1 par value, 80,000,000 shares authorized,
    57,918,978 shares issued  ...............................       57,919                                          57,919
  Paid-in capital ...........................................       11,976                                          11,976
  Retained earnings .........................................      807,318      69,521       (5,876)       (1)     870,963
                                                                   877,213      69,521       (5,876)               940,858
   Less - Treasury stock, at cost (13,364,809 shares in 1997)      214,344                                         214,344
      Total Stockholders' Equity ............................      662,869      69,521       (5,876)               726,514
        Total Liabilities and Stockholders' Equity ..........   $1,019,287   $  65,023    $  (5,876)           $ 1,078,434


(A) Derived from the February 28, 1997 unaudited financial statements of the company.

(B) Derived from the February 28, 1997 unaudited financial statements of NLS on a basis consistent with the unaudited National Linen Service financial statements of certain branches as of April 30, 1997.

                 Notes to the Unaudited Pro Forma Balance Sheet
                            As of February 28, 1997

(1) Reflects pro forma adjustment and related tax effects to write off remaining trademark related to the divested uniform branches which will have no ongoing value to the remaining business.

                  Unaudited Pro Forma Statement of Operations
                   For the Six Months Ended February 28, 1997

                                                  NSI          NLS Brances   Pro Forma              Pro Forma
(In thousands, except share data)          Consolidated (A)    Divested (B)  Adjustments  Notes    As Adjusted

Sales and Service Revenues:
  Net sales of products .....................    $   753,147 $             $                           753,147
  Service revenues  .........................        257,982    (102,708)                              155,274
    Total Revenues  .........................      1,011,129    (102,708)                              908,421
Costs and Expenses:
  Cost of products sold .....................        471,917                                           471,917
  Cost of services  .........................        150,775     (57,530)                               93,245
  Selling and administrative expenses .......        313,530     (37,756)       4,386      (1)         280,160
  Interest expense, net  ....................          1,600                   (7,760)     (2)          (6,160)
  Other expense (income), net ...............          1,780      (3,004)                               (1,224)
    Total Costs and Expenses ................        939,602     (98,290)      (3,374)                 837,938
Income before Provision for Income Taxes ....         71,527      (4,418)       3,374                   70,483
Provision for Income Taxes ..................         26,348      (1,635)       1,316      (3)          26,029
Income before gain on disposal ..............    $    45,179   $  (2,783)    $  2,058                $  44,454
Earnings per Share (in dollars) .............    $      0.99                                         $    0.98
Weighted Average Number of Shares Outstanding         45,468                                            45,468

(A) Derived from the February 28, 1997 unaudited financial statements of the company.

(B) Derived from the February 28, 1997 unaudited financial statements of NLS on a basis consistent with the unaudited National Linen Service financial statements of certain branches as of April 30, 1997.

            Notes to the Unaudited Pro Forma Statement of Operations
                   For the Six Months Ended February 28, 1997



(1) Reflects indirect corporate expenses incurred by NLS, primarily relating to officer and corporate administration salaries and benefits and occupancy expense for corporate headquarters, that would not have been eliminated as a result of the transaction.

(2) Reflects interest that would have been earned on the net cash increase due to the transaction.

(3) Reflects provision for income taxes for the tax effect of pro forma adjustments.

(4) The pro forma impact of the transaction gain on net income for the six months ended February 28, 1997 would have been as follows:

       Pretax gain on transaction                       $113,969
       Income taxes                                       44,448
       After tax gain on transaction                    $ 69,521

                   Unaudited Pro Forma Statement of Operations
                       For the Year Ended August 31, 1996

                                                         NSI          NLS Branches   Pro Forma               Pro Forma
(In thousands, except share data)                    Consolidated(A)   Divested(B)  Adjustments   Notes     As Adjusted

Sales and Service Revenues:
  Net sales of products ........................      $  1,482,937                $                         $ 1,482,937
  Service revenues  ............................           530,625     (210,528)                                320,097
    Total Revenues  ............................         2,013,562     (210,528)                              1,803,034
Costs and Expenses:
  Cost of products sold ........................           933,405                                              933,405
  Cost of services .............................           304,381     (114,387)                                189,994
  Selling and administrative expenses ..........           616,513      (79,713)        8,794      (1)          545,594
  Interest expense, net ........................             1,565                    (14,082)     (2)          (12,517)
  Other expense (income), net ..................            (4,150)      (3,866)                                 (8,016)
    Total Costs and Expenses ...................         1,851,714     (197,966)       (5,288)                1,648,460
Income before Provision for Income Taxes .......           161,848      (12,562)        5,288                   154,574
Provision for Income Taxes .....................            60,700       (4,774)        2,062      (3)           57,988
Income before gain on disposal .................      $    101,148   $   (7,788)  $     3,226               $    96,586
Earnings per Share (in dollars) ................      $       2.11                                          $      2.01
Weighted Average Number of Shares Outstanding ..            47,951                                               47,951

(A) Derived   from  the  August 31, 1996  audited  financial  statements  of the company.

(B) Derived from the audited National Linen Service financial statements of certain branches as of August 31, 1996.

            Notes to the Unaudited Pro Forma Statement of Operations
                       For the Year Ended August 31, 1996



(1) Reflects indirect corporate expenses incurred by NLS, primarily relating to officer and corporate administration salaries and benefits and occupancy expense for corporate headquarters, that would not have been eliminated as a result of the transaction.

(2) Reflects interest that would have been earned on the net cash increase due to the transaction.

(3) Reflects provision for income taxes for the tax effect of pro forma adjustments.

(4) The pro forma impact of the transaction gain on net income for the year ended August 31, 1996 would have been as follows:

       Pretax gain on transaction                       $102,277
       Income taxes                                       39,888
       After tax gain on transaction                    $ 62,389